Weighted-average Assumptions Used to Determine Net Periodic Benefit Costs (Detail)	5 Months Ended		7 Months Ended	12 Months Ended		7 Months Ended	12 Months Ended
	May 31, 2010 Predecessor U.S. [Member]	May 31, 2010 Predecessor Non-U.S. [Member]	Dec. 31, 2010 Successor U.S. [Member]	Dec. 31, 2012 Successor U.S. [Member]	Dec. 31, 2011 Successor U.S. [Member]	Dec. 31, 2010 Successor Non-U.S. [Member]	Dec. 31, 2012 Successor Non-U.S. [Member]	Dec. 31, 2011 Successor Non-U.S. [Member]
Weighted-average assumptions used to determine net periodic benefit costs
Discount rate	5.79%	5.36%	5.55%	4.63%	5.18%	5.10%	5.26%	5.30%
Expected return on plan assets	8.00%	6.11%	8.00%	7.25%	7.80%	7.29%	6.62%	7.54%
Rate of compensation increase	3.25%	3.50%	3.25%	0.00%	3.25%	3.49%	3.69%	3.77%